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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                  May 24, 2004
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                         1-9186                   59-2857021
(State or Other Jurisdiction of  (Commission File Number)        (IRS Employer
Incorporation or Organization)                               Identification No.)

24301 Walden Center Drive                                          34134
Bonita Springs, Florida 34134                                    (Zip Code)
(Address of Principal Executive Office)


                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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(c)      Exhibits

Exhibit           Title
Number

99.1              Press Release of WCI Communities, Inc. dated May 24, 2004


ITEM 5.  OTHER EVENTS

          On May 24, 2004, WCI Communities, Inc. issued a press release announcing its acquisition of Spectrum Communities, a home builder and developer of residential lifestyle communities in New York, New Jersey and Connecticut (the "Press Release") A copy of the Press Release is attached hereto as Exhibit 99.1.

         The information being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to the liabilities of that section, or shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WCI COMMUNITIES, INC.


                                By:       /s/ Vivien N. Hastings
                                        ---------------------------------------
                                  Name:     Vivien N. Hastings
                                  Title:    Senior Vice President and Secretary

Date:  May 25, 2004